Exhibit 1.1

Jianpu Technology Inc.

[•] American Depositary Shares
Representing
[•] Class A Ordinary Shares
(par value US$0.0001 per share)

Underwriting Agreement

[•], 2017

Goldman Sachs (Asia) L.L.C.

68th Floor, Cheung Kong Center

2 Queen’s Road Central

Hong Kong

Morgan Stanley & Co. International plc
25 Cabot Square
Canary Wharf
London E14 4QA
United Kingdom

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

United States

China Renaissance Securities (Hong Kong) Limited
Units 8107-08, Level 81
International Commerce Centre
1 Austin Road West, Kowloon
Hong Kong

As representatives of the several Underwriters
named in Schedule I hereto

Ladies and Gentlemen:

Jianpu Technology Inc., an exempted company incorporated in the Cayman Islands (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) for whom you are acting as representatives (in such capacity, the “Representatives”), an aggregate of [•] American Depositary Shares, representing [•] Class A ordinary shares, par value US$0.0001 per share (the “Ordinary Shares”), of the Company, and, at the election of the Underwriters, up to [•] additional American Depositary Shares representing [•] Ordinary Shares are herein called the “Firm ADSs,” and the [•] additional American Depositary Shares representing [•] Ordinary Shares to be sold by the Company are herein called the “Optional ADSs.”  The Firm ADSs (including the Reserved ADSs (as defined below)) and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “ADSs.” The

Ordinary Shares represented by the Firm ADSs are herein called the “Firm Shares” and the Ordinary Shares represented by the Optional ADSs are herein called the “Optional Shares,” and the Firm Shares and the Optional Shares are herein collectively called the “Shares.”

The ADSs are to be issued pursuant to a deposit agreement (the “Deposit Agreement”), dated as of [•], 2017, between the Company, [•], as depositary (the “Depositary”), and holders and beneficial owners from time to time of American depositary shares issued thereunder. Each ADS will initially represent the right to receive [•] Ordinary Shares deposited pursuant to the Deposit Agreement.

The Company hereby acknowledges that, as part of the proposed offering of the ADSs, it has requested [•] (the “DSP Underwriter”) to administer a directed share program (the “Directed Share Program”) under which up to [•] Firm ADSs, or [•]% of the Firm ADSs to be purchased by the Underwriters (the “Reserved ADSs”), shall be reserved for sale by the DSP Underwriter at the initial public offering price to the Company’s directors, officers, employees, business associates and other persons having a relationship with the Company as designated by the Company (the “Directed Share Participants”) as part of the distribution of the ADSs by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and all other applicable laws, rules and regulations. The number of ADSs available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved ADSs. The Underwriters may offer any Reserved ADSs not purchased by Directed Share Participants to the general public on the same basis as the other ADSs being issued and sold hereunder. The Company has supplied the DSP Underwriter with the names, addresses and telephone numbers of the Directed Share Participants. It is understood that any number of the Directed Share Participants may decline to participate in the Directed Share Program.

1.                                      Representations and Warranties of the Company and the Parent

(A).    The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)                                 A registration statement on Form F-1 (File No.333-221056) (the “Initial Registration Statement”) in respect of the Shares has been filed with the U.S. Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, and, excluding exhibits thereto, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial

Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares and the ADSs that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(A)(a)(iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares and ADSs is hereinafter called an “Issuer Free Writing Prospectus”; any “bona fide electronic roadshow” as defined in Rule 433(h)(5) under the Act that has been made available without restriction to any person is hereinafter called a “broadly available roadshow”);

(b)                                 No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, and each broadly available roadshow, if any, when considered together with the Pricing Prospectus, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information is that described as such in Section 9(c) hereof;

(c)                                  From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act;

(d)                                 For the purposes of this Agreement, the “Applicable Time” is [•] [a/p].m. (Eastern time) on the date of this Agreement. The Pricing Prospectus, as supplemented by those Issuer Free Writing Prospectuses and other materials and information listed in Schedule II(b) hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in the Pricing Prospectus or an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.  The parties hereto understand and agree that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(e)                                  The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information is that described as such in Section 9(c) hereof;

(f)                                   A registration statement on Form F-6 (File No. 333-221356) in respect of the ADSs (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”) has been filed with the Commission; such registration statement in the form heretofore delivered to the Representatives and, excluding exhibits, to the Representatives for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best of the Company’s knowledge, threatened by the Commission; and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(g)                                  A registration statement on Form 8-A (File No. 001-38278) in respect of the registration of the Shares and ADSs (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), has been filed with the Commission; such registration statement in the form heretofore delivered to the Representatives and, excluding exhibits, to the Representatives for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best of the Company’s knowledge, threatened by the Commission; and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(h)                                 The Company (i) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications engaged in (A) with the consent of the Underwriters and (B) with entities that are qualified institutional buyers within the meaning of Rule 144A under the Act or institutions that are accredited investors within the meaning of

Rule 501 under the Act and (ii) has not authorized anyone other than the Underwriters to engage in Testing-the-Waters Communications.  The Company reconfirms that the Underwriters have been authorized to act on its behalf in undertaking Testing-the-Waters Communications.  The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule II(c) hereto.  “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act.

(i)                                     Neither the Company nor any of the corporations, associations and entities directly or indirectly owned or controlled by the Company (collectively referred to as the “Subsidiaries” and each a “Subsidiary”) has sustained since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, there has not been any material change in the share capital, short-term debt or long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity, results of operations of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus;

(j)                                    Each of the Company and its Subsidiaries has good and valid title to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, pledges, charges, mortgages, encumbrances and defects except such as are described in the Registration Statement, the Pricing Prospectus and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by each of the Company and its Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries, or as are described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(k)                                 The Company does not own or control, directly or indirectly, any corporation or entity that is engaged in substantial business operations other than (i) Jianpu (Hong Kong) Limited (“Jianpu Hong Kong”), a wholly owned subsidiary of the Company incorporated in Hong Kong, (ii) Bejjing Rongqiniu Information Technology Co., Ltd. (“RQN”), a wholly owned subsidiary of Jianpu Hong Kong incorporated under the laws of People’s Republic of China (“PRC”), (iii) Beijing Rongdiandian Information Technology Co., Ltd. (“RDD”), a variable interest entity of the Company incorporated under the laws of the PRC. None of the other Subsidiaries not identified above is a “significant subsidiary” as defined under Rule 1-02 of Regulation S-X under the Exchange Act.

Each Subsidiary has been duly incorporated and is validly existing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus; and each Subsidiary is duly qualified to do business as a foreign corporation in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; the constitutive documents of each Subsidiary comply with the requirements of applicable laws of the jurisdiction of its incorporation and are in full force and effect.

All of the issued and outstanding share capital of Jianpu Hong Kong, RQN and RDD has been duly authorized and validly issued and is fully paid and nonassessable, and such share capital is owned, directly or indirectly, by the Company, as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, free from liens, encumbrances and defects.

All of the issued and outstanding share capital of RDD has been duly authorized and validly issued and is fully paid and nonassessable, and such share capital is owned directly by Ms. Dawei Huang, Mr. Jiayan Lu and Mr. Caofeng Liu, as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, free from liens, encumbrances and defects. Ms. Dawei Huang, Mr. Jiayan Lu and Mr. Caofeng Liu are citizens of the PRC.

(l)                                     Except as disclosed in the Pricing Prospectus, the Company and its Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses against such losses and risks to the extent that is available in the PRC and which Company reasonably believes is adequate in accordance with customary industry practice to protect the Company and its Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any of its Subsidiaries has reason to believe that it will not be able to renew any such insurance as and when such insurance expires; and there is no material insurance claim made by or against the Company or any of its Subsidiaries, pending, outstanding, or to the best of the Company’s knowledge, threatened, and no facts or circumstances exist which would reasonably be expected to give rise to any such claim and all due premiums in respect thereof have been paid;

(m)                             The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Subsidiary has been duly incorporated or organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

(n)                                 Neither the Company nor any of its Subsidiaries has sent or received any written communication regarding termination of, or intent not to renew, any of the material contracts or agreements specifically referred to or described in the Registration Statement, the Pricing Prospectus and the Prospectus, or specifically referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the

Company, any of its Subsidiaries or, to the best of the Company’s knowledge, any other party to any such contract or agreement;

(o)                                 Each of the Company and its Subsidiaries has all the necessary licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings (collectively, “Governmental Authorizations”) with, governmental agencies, regulatory authorities and stock exchange authorities (collectively, “Governmental Agencies” and, individually, a “Governmental Agency”) to own, lease, license and use its properties, assets and conduct its business in the manner described in the Registration Statement, the Pricing Prospectus and the Prospectus, except where the failure to obtain such Governmental Authorizations would not, individually or in the aggregate, have a Material Adverse Effect, and such Governmental Authorizations contain no material restrictions or conditions not described in the Registration Statement, the Pricing Prospectus and the Prospectus; neither the Company nor any of its Subsidiaries is aware that any regulatory body is considering modifying, suspending or revoking any such Governmental Authorizations, and the Company and its Subsidiaries are in compliance with the provisions of all such Governmental Authorizations in all material respects.  In particular, the Company and its Subsidiaries have obtained, and are in compliance with, all Governmental Authorizations required under PRC national and local laws in all material respects, and all such Governmental Authorizations are in full force and effect;

(p)                                 Neither the Company nor any of its Subsidiaries is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority of the PRC, the Cayman Islands or Hong Kong or any other jurisdiction where it was incorporated or operates, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any Governmental Agency in the PRC, the Cayman Islands, Hong Kong or any other jurisdiction where it was incorporated or operates, (C) in violation of its constitutive or organizational documents or (D) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clauses (A), (B) and (D), where such breach or default would not, individually or in the aggregate, have a Material Adverse Effect;

(q)                                 The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus and all of the issued share capital of the Company has been duly and validly authorized and issued and is fully paid and non-assessable and conforms to the description thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus; and (i) all of the issued share capital of each Subsidiary other than RDD has been duly and validly authorized and issued, is fully paid and non-assessable and is owned directly or indirectly by the Company, (ii) all of the issued share capital of RDD has been duly and validly authorized and issued, is fully paid and non-assessable and is owned directly or indirectly by the shareholders disclosed in the Pricing Prospectus and the Prospectus, free and clear of all liens, encumbrances, equities or claims, except as disclosed in the Pricing Prospectus and the Prospectus; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Ordinary Shares, ADSs or any other class of share capital of the Company except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the captions “Management— Share Incentive Plans” and “Description of Share Capital—History of Securities Issuances”; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from any Subsidiary, or obligations of any Subsidiary to issue, equity shares or any other class of share capital of any Subsidiary; the Shares, when issued and delivered against payment therefor, may be freely deposited by the Company with the Depositary against issuance of ADSs; the ADSs, when issued and delivered against payment therefor, will be freely transferable by the Company to or for the account of the several Underwriters; and there are no restrictions on subsequent transfers of the Shares or the ADSs under the laws of the PRC, Cayman Islands or United States except as described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(r)                                    No person has (A) any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Shares, ADSs or any other share capital of or other equity interests in the Company or any of its Subsidiaries or (B) the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares and the ADSs;

(s)                                   The Shares to be issued underlying the ADSs to be sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Shares contained in the Registration Statement, the Pricing Prospectus and the Prospectus;

(t)                                    Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

(u)                                 The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company;

(v)                                 The Deposit Agreement has been duly authorized and, when executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and upon issuance by the Depositary of ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADSs will be duly and validly issued and the persons in whose names the ADSs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADSs conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus;

(w)                               No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock or from repaying to the Company any loans or advances to such Subsidiary from the Company;

(x)                                 All dividends and other distributions declared and payable on the Shares may under the current laws and regulations of the Cayman Islands be paid to the Depositary, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any Governmental Authorization of or with any court or Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties in the Cayman Islands;

(y)                                 Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, (A) all dividends and other distributions declared and payable on the share capital of the Subsidiaries of the Company that are organized or resident in the PRC may under the current laws and regulations of the PRC be converted into foreign currency (including United States dollars) and may be freely transferred out of the PRC in any currency and (B) such dividends or other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

(z)                                  The issue and sale of the Shares, the deposit of the Shares with the Depositary against issuance of the ADSs, the execution and delivery of this Agreement and the compliance by the Company with this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (B) result in any violation of the provisions of the constitutive or organizational documents of the Company or any Subsidiary or (C) result in any violation of any statute or any order, rule or regulation of any court or Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except, in the case of clauses (A) and (C) above, as would not have a Material Adverse Effect;

(aa)                          No consent, approval, authorization, order, registration or qualification of or with any court or Governmental Agency is required for the issue and sale of the Shares or the ADSs, for the deposit of the Shares with the Depositary against issuance of ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except (A) the registration under the Act of the Shares and ADSs and listing of the ADSs on the New York Stock Exchange (“NYSE”) and (B) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the PRC, Cayman Islands, Hong Kong and the United States in connection with the purchase and distribution of the Shares and ADSs by or for the respective accounts of the several Underwriters;

(bb)                          The ADSs have been approved for listing on the NYSE;

(cc)                            No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC, the Cayman Islands, Hong Kong or any political subdivision or taxing authority thereof or therein in connection with: (A) the issuance of the Shares; (B) the deposit with the Depositary of the Shares by the Company against the issuance of the ADSs, (C) the sale and delivery by the Company of the Shares and the ADSs to or for the respective accounts of the several Underwriters; (D) the sale and delivery by the Underwriters of the Shares and the ADSs to the initial purchasers therefrom in the manner contemplated by this Agreement, or (E) the execution and delivery of this Agreement or the Deposit Agreement;

(dd)                          None of the Company or its Subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs;

(ee)                            The statements set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Shares,” insofar as they purport to constitute a summary of the terms of the Shares and ADSs, respectively, and under the captions “Taxation,” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair summaries in all material respects;

(ff)                              There are no legal, arbitration or governmental proceedings (including, without limitation, governmental investigations or inquiries) pending to which the Company or any of its Subsidiaries or the Company’s directors and executive officers is a party or of which any property of the Company or any of its Subsidiaries is the subject (A) which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect or (B) that are required to be described in the Registration Statement, Pricing Prospectus and Prospectus and which have not been so described as required; and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(gg)                            The Company is not and, after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof, will not be an “investment company,” as such term is defined in the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”) and the rules and regulations of the Commission thereunder;

(hh)                          At the time of filing the Initial Registration Statement the Company was not and, as of the date of this Agreement, is not an “ineligible issuer,” as such term is defined under Rule 405 under the Act;

(ii)                                  Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder or thereunder;

(jj)                                The Registration Statement, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus, the Form 8-A Registration Statement and the ADS Registration Statement and the filing of the Registration Statement, the Pricing Prospectus, Prospectus, any Issuer Free Writing Prospectus, the Form 8-A Registration Statement and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement, the Form 8-A Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

(kk)                          There are no statutes, regulations, contracts or documents which are required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required;

(ll)                                  Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, in each case, (A) each of the Company and its Subsidiaries owns, possesses, licenses or has other rights to use all patents and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, and/or know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other material intellectual property (collectively, “Intellectual Property”) that are necessary or used in any material respect to conduct their business in the manner in which it is being conducted and neither the Company nor any of its Subsidiaries has reason to believe that it will not be able to own, possess or obtain licenses or other rights to use any Intellectual Property that will be necessary or used in any material respect to conduct their business in the manner in which it is proposed to be conducted as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus; (B) all material copyrights and patents owned or licensed by the Company (including all material copyrights and patents owned or licensed by the Company’s Subsidiaries) are valid, enforceable and not subject to any ongoing or threatened interference, reexamination, judicial or administrative proceeding pertaining to validity, enforceability or scope; (C) neither the Company nor any of its Subsidiaries has received any notice alleging infringement, violation or conflict with (and neither the Company nor any of its Subsidiaries knows of any basis for alleging infringement, violation or conflict with) the Intellectual Property rights of any third party by the Company, its Subsidiaries, or their products which would, if determined adversely to the Company, any of its Subsidiaries or in relation to any of their products, individually or in the aggregate, have a Material Adverse Effect; (D) there are no pending or, to the best of the Company’s knowledge, threatened actions, suits, proceedings or claims by others that allege the Company or any of its Subsidiaries is infringing or has infringed any Intellectual Property right of any third party; (E) to the best of the Company’s knowledge, the discoveries, inventions, products or processes of the Company and its Subsidiaries referenced in the Registration Statement, the Pricing Prospectus and the Prospectus, do not violate or conflict with any Intellectual Property right of any third party including any discovery, invention, product or process that is the subject of a patent application filed by any third party; (F) neither the Company nor any of its Subsidiaries are in breach of, and have complied in all material respects with all terms of, any license or other agreement (to which it is a party) relating to the Intellectual Property rights of the Company, its Subsidiaries or any third party; to the extent the Intellectual Property is sublicensed to the Company or any of its Subsidiaries by a third party, such sublicense rights shall continue in full force and effect if the principal third party license terminates for any reason; and there are no contracts, arrangements or other documents related to the Intellectual Property required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus or filed as an exhibit to the Registration Statement other than those described in the Registration Statement, the Pricing Prospectus or the Prospectus or filed as an exhibit to the Registration Statement; and (G) the services of the Company and its Subsidiaries are conducted in compliance with the applicable copyright and intellectual property laws of the PRC and all other applicable jurisdictions;

(mm)                  The Company and its Subsidiaries have (i) paid all income and other material taxes required to be paid by each of them, and any other assessment, fine or penalty levied against them by any governmental authority to the extent that any of the foregoing is due and payable (other than any taxes the amount or validity of which is currently being contested in good faith and for which adequate reserves have been established in accordance with applicable accounting principles); and (ii) filed all material tax returns required to be filed through the date hereof, and all such returns are correct in all material respects; and to the Company’s knowledge there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets; and the provisions included in the audited consolidated financial statements as set out in the Registration Statement, the Pricing Prospectus and the Prospectus included appropriate provisions required under U.S. GAAP (as defined below) for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company was then or might reasonably be expected thereafter to become or have become liable;

(nn)                          The Company was not a passive foreign investment company (“PFIC”) within the meaning of Section 1297(a) of the U.S. Internal Revenue Code of 1986, as amended, for the year ended December 31, 2016 and, based on the Company’s current projected income, assets and activities and after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof as described in the Registration Statement, the Pricing Prospects and the Prospectus, the Company does not expect to be a PFIC in the current taxable year or for the foreseeable future.

(oo)                          The Company has not sold, issued or distributed any Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Act, other than shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

(pp)                          The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act;

(qq)                          Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of its Subsidiaries and any director or executive officer of the Company or any of its Subsidiaries or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest); and there are no material relationships or transactions between the Company or any of its Subsidiaries, on the one hand, and its affiliates, officers and directors or their shareholders, customers or suppliers, on the other, that are required to be described in the Registration Statement, the Pricing Prospectus and the Prospectus which have not been so described as required;

(rr)                                PricewaterhouseCoopers Zhong Tian LLP, who have certified certain financial statements of the Company and its Subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement, the Pricing Prospectus and the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder and are independent in accordance with the requirements of the U.S. Public Company Accounting Oversight Board;

(ss)                              Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with the generally accepted accounting principles in the United States (“U.S. GAAP”); (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences; and (E) the Company and each of its Subsidiaries has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity;

(tt)                                The Company has established and maintains and evaluates a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP; since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus there has been no change in the Company’s internal control over financial reporting or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, (i) the Company’s independent accountants have not notified the Company of any “reportable conditions” (as that term is defined under standards established by the American Institute of Certified Public Accountants) in the Company’s internal accounting controls, or other weaknesses or deficiencies in the design or operation of the Company’s internal accounting controls, that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting, or could adversely affect the Company’s ability to record, process, summarize and report financial data consistent with the assertions of the Company’s management in the financial statements and (ii) the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting; there is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith;

(uu)                          The Company has established and maintains and evaluates disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act, such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective to perform the functions for which they were established;

(vv)                          Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, neither the Company nor any of its Subsidiaries has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of its Subsidiaries, or to any other person;

(ww)                      No material labor dispute, work stoppage, slow down or other conflict with the employees of the Company or any of its Subsidiaries exists or, to the best of the Company’s knowledge, is imminent or threatened, except for such dispute, stoppage, slow down or other conflict as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(xx)                          The Company and each of its Subsidiaries have complied, and are presently in compliance with, its privacy and security policies and third-party obligations (imposed by applicable laws, regulations or contracts) regarding the collection, use, transfer, storage, protection, disposal and disclosure by the Company and its Subsidiaries of personally identifiable information and/or any other information collected from or provided by third parties in all material respects; the Company and its Subsidiaries have taken commercially reasonable steps to protect the information technology systems and data used in connection with the operation of the Company and its Subsidiaries. There has been no material security breach or attack or other compromise of or relating to any such information technology system or data;

(yy)                          The Company and each of its Subsidiaries have instituted, maintained and enforced, and will continue to maintain and enforce policies and procedures to screen financial service providers and financial products as described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(zz)                            Since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, neither the Company nor any of its Subsidiaries has: (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities), that would, in any of clauses (A) through (D) above, be material to the Company and its Subsidiaries and that are not otherwise described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(aaa)                   Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, none of the Company or any of its Subsidiaries is engaged in any material transactions with its directors, officers, principal shareholders, or any other affiliate;

(bbb)                   No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; and except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

(ccc)                      The audited consolidated financial statements (and the notes thereto) of the Company included in the Registration Statement, the Pricing Prospectus and the Prospectus fairly present in all material respects the consolidated financial position of the Company as of the dates specified and the consolidated results of operations and changes in the consolidated financial position of the Company for the periods specified, and such financial statements have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods presented (other than as described therein); the summary and selected consolidated financial data and the unaudited consolidated financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included therein;

(ddd)                   Any statistical, industry-related and market-related data included in the Registration Statement, the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate and such data agree with the sources from which they are derived, and the Company has obtained the written consent for the use of such data from such sources to the extent required; the report prepared by iResearch Consulting Group (“iResearch”) was prepared at the Company’s request based on a contractual arrangement which the Company negotiated on an arms’ length basis;

(eee)                      The application of the net proceeds from the offering of ADSs, as described in the Registration Statement, the Pricing Prospectus and the Prospectus, will not (A) contravene any provision of any current and applicable laws or the current constituent documents of the Company or any of its Subsidiaries, (B) materially contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any of its Subsidiaries or (C) materially contravene or violate the terms or provisions of any Governmental Authorization applicable to any of the Company or any of its Subsidiaries;

(fff)                         There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the issuance and sale of the Shares and ADSs;

(ggg)                      Under the laws of the Cayman Islands, the courts of the Cayman Islands will (A) recognize and give effect to the choice of law provisions set forth in Section 15 hereof, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands, and (B) except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, enforce judgments of U.S. courts obtained against the Company to enforce this Agreement; under the laws of the PRC, the choice of law provisions set forth in Section 15 hereof will be recognized by the courts of the PRC and any judgment obtained in any state or federal court located in the Borough of Manhattan, The City of New York, New York (each, a “New York Court”) arising out of or in relation to the obligations of the Company under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments, except as described in the Pricing Prospectus;

(hhh)                   Neither the Company nor any of its Subsidiaries, including their respective directors, officers and employees, nor, to the knowledge of the Company, any agent or other person associated with or acting on behalf of the Company or any of its Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) taken or will take an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official, including any officer or employee of a government or a government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any applicable provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit; and the Company, its Subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws and with the representations, warranties and covenants  contained herein;

(iii)                               The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including, to the extent applicable, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the applicable money laundering statutes of relevant jurisdictions where the Company or any of its Subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened;

(jjj)                            Neither the Company nor any of its Subsidiaries, including their respective directors, officers and employees, nor, to the knowledge of the Company or its Subsidiaries, any agent or other person associated with or acting on behalf of the Company or any of its Subsidiaries is currently subject to or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State and the U.S. Department of Commerce), the United Nations Security Council (“UNSC”), the European Union (“EU”) or any EU member state, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority or any executive order, directive or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued pursuant to statutory authority, including, without limitation, those issued pursuant to the Iran Sanctions Act, as amended, the Comprehensive Iran Sanctions and Divestment Act of 2010, the Iran Threat Reduction and Syria Human Rights Act, the National Defense Authorization Act for Fiscal Year 2012, the National Defense Authorization Act for Fiscal Year 2013, the Iran Freedom and Counter-Proliferation Act of 2012, the U.S. Trading With the Enemy Act, the U.S. International Emergency Economic Powers Act, the U.S. United Nations Participation Act, or the U.S. Syria Accountability and Lebanese Sovereignty Act, each as amended (collectively, “Sanctions”), including without limitation individuals or entities named on OFAC’s Specially Designated Nationals List, Foreign Sanctions Evaders List, and to the extent dealings are prohibited, individuals named on the Sectoral Sanctions Identifications List, nor is the Company or any of its Subsidiaries located, organized or resident in a country or territory that is subject to or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and Crimea (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities or business of or with any person that, at the time of such funding or facilitation, is subject to or the target of  Sanctions, (ii) to fund or facilitate any activities of or business in, with, or relating to any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; for the past five years, the Company and its Subsidiaries have not engaged in and are not now engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was subject to or the target of Sanctions or with, in, or relating to any Sanctioned Country;

(kkk)                   The ownership structure of the Company and its Subsidiaries (including the shareholding structure of each of the Subsidiaries) as described in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Corporate History and Structure” complies and, immediately after the Offering, will comply and will not violate, breach, contravene or otherwise conflict with, the current PRC laws or regulations, and has not been challenged by any court or Governmental Agency; there are no legal, administrative, arbitration or governmental proceedings, pending anywhere in respect of the ownership structures of the

Company or any of its Subsidiaries (including any proceeding challenging the effectiveness or validity of the ownership structures), and, to the best knowledge of the Company, no such proceedings are threatened or contemplated by any Governmental Agency or any person;

(lll)                               All Governmental Authorizations required in connection with the events, agreements and transactions set forth in the Registration Statement, the Pricing Prospectus and the Prospectus in the section entitled “Corporate History and Structure” have been duly or timely made or unconditionally obtained in writing (including, without limitation, all actions necessary for the approval of the ownership structures of the Company and its Subsidiaries by the Governmental Agencies) and remain in full force and effect, and no such Governmental Authorization has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed;  such Governmental Authorizations contain no materially burdensome restrictions or conditions; neither the Company nor any Subsidiary is in breach of the terms and conditions of any of their respective Governmental Authorizations in respect of the ownership structures of the Company or any of its Subsidiaries;

(mmm)       The descriptions of each of the events, agreements and transactions set forth in the Registration Statement, the Pricing Prospectus and the Prospectus in the section entitled “Corporate History and Structure”) are accurate, complete and fair in all material respects and nothing has been omitted from such description which would make the same misleading in any material respect and there are no other material documents or agreements that have been entered into by the Company or any of its Subsidiaries in respect of the ownership structures of the Company or any of its Subsidiaries; and each of the events, agreements and transactions set forth therein has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding agreement of the parties thereto, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and does not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their properties (including but not limited to the Ministry of Commerce, the State Administration of Industry and Commerce and the State Administration of Foreign Exchange of the PRC), (B) contravene any of the terms or the provisions of the articles of association, business license or other constitutive documents of the Company or any of its Subsidiaries or (C) conflict with or result in a breach of violation of any of the terms or provisions of, or constitute or would (with the giving of notice, the passage of time, or both or otherwise) constitute a default under, any license, indenture, mortgage, charge, deed of trust, loan agreement, note, lease or other agreement, instrument or other obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, except, in the case of clause (C) only, such conflicts, breaches, defaults, or liabilities as would not, individually or in the aggregate, have a Material Adverse Effect;

(nnn)                   Each party of the agreements in the section entitled “Corporate History and Structure” in the Registration Statement, the Pricing Prospectus and the Prospectus, among RQN, RDD and RDD’s shareholders (collectively, the “VIE Agreements”) has the legal right, power and authority (corporate and other, as the case may be) to enter into and perform its respective obligations under the VIE Agreements and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the VIE Agreements; and each of the VIE Agreements constitutes a valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting creditors’ rights or by equitable principles relating to enforceability.

The execution and delivery by, RQN, RDD and RDD’s shareholders of, and the performance by RQN, RDD and RDD’s shareholders of their respective obligations under, each of the VIE Agreements and the consummation by RQN, RDD and RDD’s shareholders of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease, loan agreement or other agreement or instrument to which the Company, RQN, RDD and RDD’s shareholders, as the case may be, are a party or by which the Company, RQN, RDD and RDD’s shareholders are bound or to which any of the properties or assets of the Company, RQN, RDD and RDD’s shareholders are subject; (B) result in any violation of the provisions of constitutive documents or business licenses of the Company, RQN, RDD and RDD’s shareholders, as the case may be; or (C) result in any violation of any PRC statute or any order, rule or regulation of any PRC Governmental Agency having jurisdiction over the Company, RQN, RDD and RDD’s shareholders or any of their properties, except in the case of clauses (A) and (C) above, as would not have a Material Adverse Effect.

The Company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of RDD, as authorized by its shareholders to exercise their respective voting rights.

(ooo)                   Each of the VIE Agreements is in proper legal form under the PRC laws for the enforcement thereof against RQN, RDD and RDD’s shareholders, as the case may be,  the Company, its Subsidiaries and their respective shareholders that are party to such agreement in the PRC without further action by any of RQN, RDD and RDD’s shareholders, the Company, its Subsidiaries or their respective shareholders. To ensure the legality , validity, enforceability or admissibility in evidence of each of the VIE Agreements in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any of the VIE Agreements, except for the registration of the equity pledge contemplated under the VIE Agreements, which has been completed.

(ppp)                   Each of the agreements set forth in Schedule III hereto (collectively, the “Carve-out Agreements”) as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus in the section entitled “Corporate History and Structure” has been duly authorized, executed and delivered by the Company, is in full force and effect, and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting creditors’ rights or by equitable principles relating to enforceability. The execution, delivery and performance by the Company of each of the Carve-out Agreements (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is bound or to which the Company is subject, except where such conflict, breach, violation or default would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) nor will such actions result in any violation of any applicable law or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets, (iii) nor will such actions result in any violation of any provision of any constitutive documents of the Company; and no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution and delivery by the Company of, and compliance by the Company with, the provisions of each of the Carve-out Agreements, except such as shall have been obtained or waived.

(qqq)                   The Company is aware of and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006, as amended (the “M&A Rules”), in particular the relevant provisions thereof which purport to require offshore special purpose vehicles formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange; the Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice; the Company has fully communicated such legal advice from its PRC counsel to each of its directors that signed the Initial Registration Statement and each director has confirmed that he or she understands such legal advice;

(rrr)                            The issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE or the consummation of the transactions contemplated by this Agreement, the Deposit Agreement is not and will not be, as of the date hereof or at each Time of Delivery (as defined in Section 4 hereof), adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules (collectively, the “M&A Rules and Related Clarifications”);

(sss)                         Each of the Company and its Subsidiaries that were incorporated outside of the PRC has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by each of its shareholders that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or the repatriation of the proceeds from overseas offering and listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company, (the “PRC Overseas Investment and Listing Regulations”), including without limitation, requesting each shareholder that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations;

(ttt)                            The Company and its Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of its Subsidiaries hold all permits, authorizations and approvals required under Environmental Laws (as defined below); there are no past, present or, to the best of the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; neither the Company nor any of its Subsidiaries (A) is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or, to the best of the Company’s knowledge, threatened action, suit or proceeding, (D) is bound by any judgment, decree or order or (E) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any national, provincial, municipal or other local or foreign law, statute, ordinance, rule, regulation, order, notice, directive, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(uuu)                   Neither the Company nor any of its Subsidiaries has entered into any memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or a material acquisition or disposition of assets, technologies, business units or businesses;

(vvv)                   There are no affiliations or associations between any member of the FINRA and the Company; there are no affiliations or associations between (A) any underwriter and (B) any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission;

(www)             The Registration Statement, Pricing Prospectus, Prospectus and each Issuer Free Writing Prospectus comply, and any further amendments or supplements thereto, will comply, in all material respects with any applicable laws or regulations of any jurisdiction in which any Preliminary Prospectus, the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus, and any further amendments or supplements thereto, is distributed in connection with the Directed Share Program; and no Governmental Authorization, other than those heretofore obtained, is required in connection with the offering of the Reserved ADSs in any jurisdiction where the Reserved ADSs are being offered;

(xxx)                   The Company has not offered, or caused the Underwriters to offer, Shares or ADSs to any person pursuant to the Directed Share Program with the intent to unlawfully influence (A) a customer or supplier of the Company or any of its Subsidiaries to alter the customer’s or supplier’s level or type of business with the Company or any of its Subsidiaries or (B) a trade journalist or publication to write or publish favorable information about the Company or any of its Subsidiaries or any of their respective products or services;

(yyy)                   There are no business relationships or related party transactions involving the Company or any of its Subsidiaries or any other person required to be described in the Registration Statement, Pricing Prospectus and Prospectus which have not been described as required;

(zzz)                      Each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Prospectus, the Prospectus and each Issuer Free Writing Prospectus, if any, has been made or reaffirmed with a reasonable basis and in good faith; and

(aaaa)            None of the Company, any of its Subsidiaries, the Parent or any of their properties or assets has any immunity from the jurisdiction of any court or from any legal process

(whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the PRC, Hong Kong, Cayman Islands or any other jurisdiction where it was incorporated or operates.

In addition, any certificate signed by any officer of the Company or any of its Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares and ADSs shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each of the Underwriters.

(B).    RONG360 Inc. (the “Parent”) represents and warrants to, and agrees with, the several Underwriters that:

(a)                                 This Agreement has been duly authorized, executed and delivered by or on behalf of Parent;

(b)                                 The Parent is familiar with the Registration Statement, the Pricing Prospectus and the Prospectus and has no knowledge of any untrue statement of a material fact in the Registration Statement, the Pricing Prospectus and the Prospectus or any material fact, condition or information not disclosed in the Pricing Prospectus or the Prospectus that has had, or may have, individually or in the aggregate, a Material Adverse Effect; and

(c)                                  Each of the Carve-out Agreements has been duly authorized, executed and delivered by the Parent, in full force and effect, and constitutes valid and binding obligations of the Parent, enforceable against the Parent in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting creditors’ rights or by equitable principles relating to enforceability. The execution, delivery and performance by the Parent of each Carve-out Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Parent is bound or to which the Parent is subject, (ii) result in any violation of any applicable law or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Parent or any of its properties or assets; or (iii) result in any violation of any provision of any constitutive document of the Parent; and no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution and delivery by the Parent of, and compliance by the Parent with, the provisions of each of the Carve-out Agreements, except such as shall have been obtained or waived.

2.                                      Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per ADS of US$[•], the number of Firm ADSs (to be adjusted by the Underwriters so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by the Company by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I attached hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Company hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price per ADS set forth in clause (a) of this Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by the Underwriters so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I attached hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to [•] Optional ADSs, at the purchase price per ADS set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm ADSs. Any such election to purchase Optional ADSs shall be made in proportion to the maximum number of Optional ADSs to be sold by the Company initially with respect to the Optional ADSs to be sold by the Company. Any such election to purchase Optional ADSs may be exercised only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3.                                      Upon the authorization by the Representatives of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

4.                                      The ADSs to be purchased by each Underwriter hereunder, registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives, through the facilities of The Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance.  The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:00 a.m., New York City time, on [•], 2017 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:00 a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional ADSs, or such other time and date as the Representatives and the Company may agree upon in writing.  Such time and date for delivery of the Firm ADSs is herein called the “First Time of Delivery,” such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the “Second Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.”

5.                                      Certain Agreements of the Company

(A).                            The Company agrees with each of the Underwriters:

(a)                                 To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares and ADSs, of the suspension of the qualification of the Shares and ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b)                                 Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares and ADSs for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares and ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)                                  Prior to [•], New York City time, on the second New York Business Day succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required by law to be delivered in connection with sales by an Underwriter or dealer and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon the Representatives’ request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares and ADSs at any time nine months or more after the time of issue of the Prospectus, upon the Representatives’ request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d)                                 To make generally available to its security holders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e)                                  During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), not to offer, sell, contract to sell, pledge, grant any option, right or warrant to purchase, purchase any option or contract to sell, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests), or publicly announce the intention to enter into any such transaction or take any other such action with respect to, any of the ADSs or the Shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or ADSs or any substantially similar securities (other than (i) the Shares and ADSs to be sold hereunder or (ii) pursuant to share incentive plans or employee share option plans existing on the date of this Agreement, without the Representatives’ prior written consent.  If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in the Lock-up Agreements described in Section 8(o) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Annex II-2 hereto through a major news service at least two business days before the effective date of the release or waiver;

(f)                                   To furnish to its shareholders within such period required by the Exchange Act after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated Subsidiaries certified by independent public accountants) (which may be through the filing of an Annual Report on Form 20-F on EDGAR);

(g)                                  During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to the Representatives as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed, provided that it is not required to furnish such reports, other communications (financial or other) or financial statements so long as such reports, communications and financial statements are available on the website of the Commission;

(h)                                 To use the net proceeds received by it from the sale of the Shares and ADSs pursuant to this Agreement in the manner specified in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Use of Proceeds” and in compliance with any applicable laws, rules and regulations of any Governmental Agency having jurisdiction over the Company and its Subsidiaries, and to file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required by Rule 463 under the Securities Act; the Company will not, directly or indirectly, use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (X) to fund or facilitate any payments, operations, investments, projects, activities or business of or with any Person, or in, with, or relating to any Sanctioned Country; or (Y) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise), and the Company will maintain and implement adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of proceeds from the offering of the Shares and ADS contemplated hereby that is inconsistent with any of the Company’s representations and obligations under the foregoing;

(i)                                     Prior to each Time of Delivery to deposit Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that the ADSs will be issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery;

(j)                                    Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the ADSs;

(k)                                 To use its best efforts to include the ADSs for listing and maintain the listing of the ADSs on the NYSE;

(l)                                     To use its reasonable best efforts to procure its shareholders who are PRC residents or PRC citizens to comply with any applicable PRC Overseas Investment and Listing Regulations;

(m)                             To provide DTC with all the necessary authorizations, information and instructions to enable DTC to perform its duties in accordance with and as contemplated by the terms of this Agreement, the Deposit Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus;

(n)                                 Not to invest, or otherwise use the proceeds received by the Company from its sale of the Shares and ADSs in such a manner as would require the Company to register as an investment company under the Investment Company Act;

(o)                                 To file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act;

(p)                                 If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., New York City time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(q)                                 Upon reasonable request of any Underwriter in writing, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares and ADSs (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(r)                                    To indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement;

(s)                                   Prior to each Time of Delivery, not to issue any press release or other communication directly or indirectly and not to hold any press conferences with respect to the

Company or any of its Subsidiaries, the financial condition, results of operations, business, properties, assets, liabilities or prospects of the Company or any of its Subsidiaries, or the offering of the Shares and ADSs, without the prior written consent of the Representatives;

(t)                                    Not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares or ADSs by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares or the ADSs, in each case other than the Prospectus;

(u)                                 To comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Reserved ADSs are offered in connection with the Directed Share Program; and in connection with the Directed Share Program, to ensure that the Reserved ADSs will be restricted to the extent required by FINRA or the FINRA rules from sale, transfer, assignment, pledge or hypothecation for a period of six months following the date of the effectiveness of the Registration Statement (it being understood that the DSP Underwriter will notify the Company as to which Directed Share Participants will need to be so restricted); and to direct the transfer agent to place stop transfer restrictions upon such securities for such period of time;

(v)                                 The Company will promptly notify the Underwriters if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Shares within the meaning of the Act and (b) completion of the Lock-up Period; and

(w)                               All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

(x)                                 With respect to any option to purchase Ordinary Shares, ADSs or any other class of share capital of the Company granted prior to the expiration of the Lock-up Period, [the award agreement related to such option] shall provide that such option may not be exercisable during the Lock-up Period.

6.                                      (a)  The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares and ADSs that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares and ADSs that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II hereto;

(b)                                 If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Underwriters and will promptly amend or supplement, at their own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission;

(c)                                  The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

(d)                                 The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission.

7.                                      [The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares and the ADSs under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares and ADSs; (iii) all expenses in connection with the qualification of the Shares and ADSs for offering and sale under the laws of such jurisdictions as the Representatives designate, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the ADSs on the NYSE; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the FINRA of the terms of the sale of the Shares and ADSs in an amount not to exceed US$30,000; (vi) the cost of preparing share certificates or ADSs; (vii) the cost and charges of any transfer agent, registrar or depositary; (viii) all costs and expenses related to the transfer and delivery of the ADSs to the Underwriters, including any transfer or other taxes payable thereon; (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares and the ADSs, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; (x) all fees and disbursements of counsel incurred by the Underwriters or the DSP Underwriter in connection with the Directed Share Program and all stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, share transfer taxes on resale of any of the ADSs by them, and any advertising expenses connected with any offers they may make.]

8.                                      The obligations of the Underwriters hereunder, as to the Shares and ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Parent herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                                 The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(A)(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., New York City time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b)                                 Simpson Thacher & Bartlett LLP, U.S. counsel for the Underwriters, shall have furnished to the Representatives such written opinion and letter dated such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)                                  Haiwen & Partners, PRC counsel to the Underwriters, shall have furnished to the Representatives such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(d)                                 Skadden, Arps, Slate, Meagher & Flom LLP, United States counsel for the Company and the Parent, shall have furnished to the Representatives their written opinion and letter, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(e)                                  Skadden, Arps, Slate, Meagher & Flom LLP, Hong Kong counsel for the Company, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(f)                                   Fangda Partners, PRC counsel to the Company, shall have furnished to the Representatives such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(g)                                  Walkers, Cayman Islands counsel for the Company and the Parent, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(h)                                 White & Case LLP, United States counsel for the Depositary, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(i)                                     On the date of the Prospectus at a time prior to the execution of this Agreement, on the date on which the first sale of ADSs is confirmed if such date is not the same as the date of this Agreement, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers Zhong Tian LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives;

(j)                                    No Pricing Prospectus, Issuer Free Writing Prospectus or Prospectus or amendment or supplement to the Registration Statement, the Pricing Prospectus or the Prospectus shall have been filed to which the Representatives shall have objected in writing;

(k)                                 (i)  Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus and (ii) since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus there shall not have been any change in the share capital, short or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the Representatives’ judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs representing the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(l)                                     On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Nasdaq Global Select Market or the NYSE; (ii) a suspension or material limitation in trading in the Company’s securities on the NYSE; (iii) a general moratorium on commercial banking activities in New York, Hong Kong or the PRC or the Cayman Islands declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States, the PRC or the Cayman Islands; (iv)  the outbreak or escalation of hostilities or act of terrorism involving the United States, Hong Kong, the PRC or the Cayman Islands or the declaration by the United States, Hong Kong, the PRC or the Cayman Islands of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, Hong Kong, the PRC, the Cayman Islands or elsewhere, if the effect of any such event specified in clauses (iv) or (v), in the Representatives’ sole judgment, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(m)                             The ADSs to be sold by the Company at such Time of Delivery shall have been duly listed on the NYSE;

(n)                                 The Depositary shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates satisfactory to the Representatives evidencing the deposit with it of the Shares being so deposited against issuance of ADSs to be delivered by the Company at such Time of Delivery, and the issuance and delivery of uncertificated ADSs pursuant to the Deposit Agreement as evidenced by entries registered under the Direct Registration System administered by DTC;

(o)                                 Each party set forth in Annex I attached hereto shall have entered into an agreement (each a “Lock-Up Agreement”) dated on or prior to the date of this Agreement substantially in the form attached as Annex II-1 hereto which shall be in full force and effect;

(p)                                 The Company shall have complied with the provisions of Section 5(A)(c) hereof with respect to the furnishing of prospectuses on the second New York Business Day succeeding the date of this Agreement;

(q)                                 On the date of the Prospectus at a time prior to the execution of this Agreement and at each Time of Delivery, as the case may be, the Chief Financial Officer of the Company shall have furnished to the Representatives an officer’s certificate, dated the date of delivery thereof, in form and substance satisfactory to the Representatives, to the effect set forth in Annex III attached hereto;

(r)                                    The Company shall have furnished or caused to be furnished to the Representatives at such Time of Delivery a certificate of two executive officers of the Company, satisfactory to the Representatives, to the effect set forth in Section 8(a) and (k) above and Section 8(t) below, as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery and as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery;

(s)                                   The Company shall have entered into a side letter agreement with the Depositary, dated on or prior to the date of this Agreement, substantially in the form attached as Annex IV hereto which shall be in full force and effect, instructing the Depositary, during the Lock-Up Period, not to accept any deposit by the persons, individuals and entities specified therein of any Shares into the Company’s American Depositary Receipt (“ADR”) facility or issue any new ADRs evidencing American Depositary Shares of the Company or issue any uncertificated American Depositary Shares to any such person subject to the exceptions stated in such letter;

(t)                                    There shall not be any litigation, proceedings, investigations, processes for administrative sanctions or other actions initiated or, to the best knowledge of the Company, threatened by any Governmental Agency or before any Governmental Agency, in each case with due authority, against or involving any party hereto, in the PRC or elsewhere, that seeks to declare the issuance and sales of the Shares and ADSs, the listing and trading of the ADSs on the NYSE or the transactions contemplated by this Agreement and the Deposit Agreement to be non-compliant, unlawful or illegal under PRC laws, rules and regulations;

(u)                                 There shall not be any adverse legislative or regulatory developments related to the M&A Rules and Related Clarifications which in the sole judgment of the Representatives (after consultation with the Company if practicable) would make it inadvisable to proceed with the public offering or the delivery of the Shares and ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in this Agreement; and

(v)                                 The Representatives shall have received a certificate, dated such Closing Date, of an executive officer of the Parent in which such officer shall state that: the representations and warranties of the Parent in this Agreement are true and correct as of such Closing Date; and the Parent has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; and

(w)                               The Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request, including, without limitation, certificates of officers of the Company reasonably satisfactory to the Representatives with respect to the memorandum and articles of association and other organizational documents of the company, all resolutions of the board of directors of the Company and other corporate actions relating to this Agreement and the authorization, issue and sale of the Shares and ADSs

9.                                      (a)  The Company and the Parent will, jointly and severally, indemnify and hold harmless each Underwriter and its affiliates, such Underwriter and affiliates’ respective partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such indemnified party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus (including the Issuer Free Writing Prospectus listed on Schedule II(a) to this Agreement) or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Parent shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus (including the Issuer Free Writing Prospectus listed on Schedule II(a) to this Agreement), or any Written Testing-the-Waters Communication, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.  The parties hereto understand and agree that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below. The parties hereto understand and agree that none of the indemnified parties shall be entitled to seek indemnification under this paragraph from the Parent unless both of the following conditions are met: (i) the indemnified parties shall first have sought indemnity from the Company in writing and (ii) the Company has not satisfied such request for indemnification in full within 30 days of written notification. Notwithstanding the foregoing, an indemnified party shall not be required to make an initial demand on the Company if the Company has filed for bankruptcy protection, announced that it is insolvent, received a going-concern qualification from its independent registered public accountant, or announced that there is considerable doubt that it will be able to continue as a going concern.

(b)                                 Without limitation of and in addition to its obligations under the other paragraphs of this Section 9, the Company and the Parent agree to jointly and severally indemnify, defend and hold harmless the DSP Underwriter and its partners, directors and officers, and any person who controls the DSP Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons (collectively, the “DSP Underwriter Persons”), from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the DSP Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (i) arises out of or is based upon (x) any of the matters referred to in Section 9(a) hereof, or (y) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or on behalf or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) is or was caused by the failure of any Directed Share Participant to pay for and accept delivery of Reserved Shares that the Directed Share Participant has agreed to purchase; or (iii) otherwise arises out of or is based upon the Directed Share Program, other than losses, damages, expenses, liabilities or claims that are finally judicially determined to have resulted from the bad faith or gross negligence of any DSP Underwriter Person. The parties hereto understand and agree that none of the DSP Underwriter Persons shall be entitled to seek indemnification under this paragraph from the Parent unless both of the following conditions are met: (i) the DSP Underwriter Persons shall first have sought indemnity from the Company in writing and (ii) the Company has not satisfied such request for indemnification in full within 30 days of written notification. Notwithstanding the foregoing, a DSP Underwriter Person shall not be required to make an initial demand on the Company if the Company has filed for bankruptcy protection, announced that it is insolvent, received a going-concern qualification from its independent registered public accountant, or announced that there is considerable doubt that it will be able to continue as a going concern.

(c)                                  Each Underwriter severally and not jointly will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.  The parties hereto understand and agree that the only such written information furnished to the Company by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the names and addresses of the Representatives appearing in the sixth paragraph under the heading “Underwriting”.

(d)                                 If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 9, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under the preceding paragraphs of this Section 9.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred.  Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e)                                  If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Person shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Parent on the one hand and the Underwriters on the other from the offering of the ADSs.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the Indemnified Person failed to give the notice required under subsection 9(d) above, then each Indemnifying Person shall contribute to such amount paid or payable by such Indemnified Person in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Parent on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Parent on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Parent on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Parent and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e).  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the ADSs underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f)                                   The obligations of the Company and the Parent under this Section 9 shall be in addition to any liability which the and the Parent may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the

Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Parent (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

10.                               (a)  If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in the Representatives’ discretion arrange for the Representatives or another party or other parties to purchase such ADSs on the terms contained herein.  If within thirty-six hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such ADSs, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such ADSs on such terms.  In the event that, within the respective prescribed periods, the Representatives notify the Company that the Representatives have so arranged for the purchase of such ADSs, or the Company notifies the Representatives that it has so arranged for the purchase of such ADSs, the Representatives or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the Representatives’ opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

(b)                                 If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)                                  If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all ADSs to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.                               The respective indemnities, agreements, representations, warranties and other statements of the Company and the Parent and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any termination of this Agreement or any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company and the Parent, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the ADSs.

12.                               If this Agreement shall be terminated pursuant to Section 10 hereof, the Company and the Parent shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; if this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to deliver the Shares and ADSs as provided herein, or any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company shall reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out of pocket expenses (including the documented fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated, but the Company shall then be under no further liability to any Underwriter in respect of the Shares or the ADSs not so delivered except as provided in Sections 7 and 9 hereof.

13.                               In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives. Notwithstanding the preceding sentence, the Representatives shall not be authorized to act on behalf of the DSP Underwriter with respect to the Company’s and the Parent’s obligations (as set forth in Section 9(b) of this Agreement) to indemnify, defend and hold harmless the DSP Underwriter and its partners, directors and officers, affiliates and any person who controls the DSP Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (and their successors and assigns) from and against any loss, damage, expense, liability or claim arising out of or based on any of the acts or omissions described in Section 9(b) of this Agreement.

All statements, requests, notices and agreements hereunder shall be in writing, and (A) if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to each of the Representatives at (i) Goldman Sachs (Asia) L.L.C., 68th Floor, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong, facsimile number: (852) 2978-0440, Attention: Equity Capital Markets Syndicate Desk; (ii) Morgan Stanley & Co. International plc, c/o Morgan Stanley Asia Limited, 46/F, International Commerce Center, 1 Austin Road West, Kowloon, Hong Kong; (iii) J.P. Morgan Securities LLC, at 383 Madison Avenue, New York, New York 10179, United States of America, Attention: Equity Syndicate Desk, and (iv) China Renaissance Securities (Hong Kong) Limited, Units 8107-08, Level 81, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong, Attention: Legal and Compliance Department (B) if to the Company and the Parent shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Financial Officer; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the

Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14.                               This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15.                               Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Parent has appointed Law Debenture Corporate Services Inc., as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company and the Parent represent and warrant that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company and the Parent shall be deemed, in every respect, effective service of process upon the Company and the Parent.

16.                               Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements, or understanding between Morgan Stanley & Co. International plc (“MSIP”) and other parties hereto, each of such other parties acknowledges and accepts that a BRRD Liability arising under this Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledges, accepts, and agrees to be bound by:

(A).                                                    the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of MSIP to the other parties hereto under this agreement, that (without limitation) may include and result in any of the following, or some combination thereof:

(a)                                 the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(b)                                 the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of MSIP or another person, and the issue to or conferral on such other parties hereto of such shares, securities or obligations;

(c)                                  the cancellation of the BRRD Liability;

(d)                                 the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period;

(B).    the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

For the purposes of this Section 16:

“Bail-In Legislation” means Part I of the UK Banking Act 2009 and any other law or regulation applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“Bail-in Powers” means the powers under the Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability.

“BRRD Liability” means a liability in respect of which the relevant Bail-in Powers may be exercised.

“Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to MSIP.

17.                               In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company and the Parent will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Parent and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

18.                               Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C.  is open for business.

19.                               Each of the Company and the Parent acknowledges and agrees that (i) the purchase and sale of the Shares and ADSs pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Parent (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Parent with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the

Company or the Parent on other matters) or any other obligation to the Company or the Parent except the obligations expressly set forth in this Agreement and (iv) each of the Company and the Parent has consulted its own legal and financial advisors to the extent it deemed appropriate.  The Company and the Parent agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Parent in connection with such transaction or the process leading thereto.

20.                               This Agreement constitutes the entire agreement among the parties and supersedes all prior agreements and understandings (whether written or oral) between the Company, the Parent and the Underwriters, or any of them, with respect to the subject matter hereof.

21.                               This Agreement, and any claim brought hereunder, shall be governed by and construed in accordance with the laws of the State of New York.

22.                               The Company, the Parent and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

23.                               This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

24.                               Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company and the Parent.  It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

[Signature pages follow]

Very truly yours,

JIANPU TECHNOLOGY INC.

By:
Name:
Title:

RONG360 INC.

By:
Name:
Title:

Signature page to Underwriting Agreement

CONFIRMED AND ACCEPTED as of the date first above written:

GOLDMAN SACHS (ASIA) L.L.C.

By:
Name:
Title:

MORGAN STANLEY & CO. INTERNATIONAL PLC

By:
Name:
Title:

J.P. MORGAN SECURITIES LLC

By:
Name:
Title:

CHINA RENAISSANCE SECURITIES (HONG KONG) LIMITED

By:
Name:
Title:

For themselves and as Representatives of the other Underwriters named in Schedule I hereto.

Signature page to Underwriting Agreement

SCHEDULE I

Underwriter	Total Number of Firm ADSs to be Purchased	Number of Optional ADSs to be Purchased if Maximum Option Exercised
Goldman Sachs (Asia) L.L.C.	[•]	[•]
Morgan Stanley & Co. International plc	[•]	[•]
J.P. Morgan Securities LLC	[•]	[•]
China Renaissance Securities (Hong Kong) Limited	[•]	[•]
Total	[•]	[•]

SCHEDULE II

(a)                                 Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package: Electronic roadshow dated [•]

(b)                                 Materials and information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

Pricing Information: US$[•] per ADS

Issuer Free Writing Prospectus: [None]

(c)                                  Written Testing-the-Waters Communications: All written communications used in testing-the-water meetings with potential investors in reliance on Section 5(d) of the U.S. Securities Act of 1933, as amended

SCHEDULE III

(1)                                 Transitional Services Agreement between Jianpu Technology Inc. and RONG360 Inc.

(2)                                 Information Service Cooperation Agreement between Beijing Ronglian Shiji Information Technology Co., Ltd. and Beijing Rongqiniu Information Technology Co., Ltd.

(3)                                 Capital Contribution Agreement, dated September 22, 2017, between Beijing Ronglian Shiji Information Technology Co., Ltd. and Beijing Rongqiniu Information Technology Co., Ltd.

(4)                                 Trademark Transfer and Capital Contribution Three-Party Agreement, dated September 22, 2017, among Beijing Rongshiji Information Technology Co., Ltd., Beijing Ronglian Shiji Information Technology Co., Ltd. and Beijing Rongqiniu Information Technology Co., Ltd.

(5)                                 Capital Contribution Agreement, dated September 22, 2017, between Beijing Rongshiji Information Technology Co., Ltd. and Beijing Rongdiandian Information Technology Co., Ltd.

ANNEX I

Certain Parties to Execute Lock-up Agreement

ANNEX II-1

Form of Lock-Up Agreement

[•], 2017

Goldman Sachs (Asia) L.L.C.

68th Floor, Cheung Kong Center

2 Queen’s Road Central

Hong Kong

Morgan Stanley & Co. International plc
25 Cabot Square
Canary Wharf
London E14 4QA
United Kingdom

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

United States

China Renaissance Securities (Hong Kong) Limited
Units 8107-08, Level 81
International Commerce Centre
1 Austin Road West, Kowloon
Hong Kong

As representatives of the several Underwriters
named in Schedule I to the Underwriting Agreement

Re:                             Jianpu Technology Inc. – Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Jianpu Technology Inc., a company incorporated in the Cayman Islands (the “Company”), and certain other parties named in such agreement, providing for a public offering of American Depositary Shares (the “ADSs”) representing ordinary shares of the Company, par value US$0.0001 per share (the “Ordinary Shares”), pursuant to a Registration Statement on Form F-1 (File No. [•]) and a Registration Statement on Form F-6 (File No. [•]) to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interest), or publicly announce the intention to enter into any such transaction or to take any such other action with respect to, any ADSs or Ordinary Shares or any securities of the Company that are substantially similar to the ADSs or Ordinary Shares, or any options or warrants to purchase any ADSs or Ordinary Shares, or any securities convertible into, exchangeable for or that represent the right to receive ADSs or Ordinary Shares, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

The Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 180 days after the date of the final prospectus used to sell the ADSs pursuant to the Underwriting Agreement.

If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of the Undersigned’s Shares, the Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver.  Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release.  The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) if the undersigned is a partnership, limited liability company or corporation, to limited partners, or shareholders or “affiliates” (as such term is defined in Rule 12b-2 under the Exchange Act) of the undersigned, provided that the transferee or transferees are thereof agree to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iv) if the Undersigned’s Shares in question were acquired in open market transactions after the completion of the public offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of the Undersigned’s Shares acquired in such open market transactions, or (v) with the prior written consent of the Representatives on behalf of the Underwriters.  For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  The undersigned now has, and, except as contemplated by clause (i), (ii), (iii) or (iv) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar and the depositary for the ADSs against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering.  The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title

ANNEX II-2

Form of Press Release

Jianpu Technology Inc.
[Date]

Jianpu Technology Inc. (the “Company”) announced today that Goldman Sachs (Asia) L.L.C., Morgan Stanley & Co. International plc, J.P. Morgan Securities LLC and China Renaissance Securities (Hong Kong) Limited, the joint book-running managers in the Company’s recent public sale of          ADSs representing Class A ordinary shares, are [waiving] [releasing] a lock-up restriction with respect to        ordinary shares of the Company held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on      ,          20    , and the ordinary shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

ANNEX III

Form of Certificate of Chief Financial Officer

[insert date]

The undersigned, Yilü (Oscar) Chen, the duly appointed Chief  Financial Officer of Jianpu Technology Inc., a company incorporated in the Cayman Islands (the “Company”), in connection with the initial public offering of [•] American Depositary Shares, representing [•] Class A Ordinary Shares of the Company (the “Offering”), and pursuant to Section [8(s)] of the Underwriting Agreement, dated [•], 2017 (the “Underwriting Agreement”), among the Company, Goldman Sachs (Asia) L.L.C., Morgan Stanley & Co. International plc, J.P. Morgan Securities LLC and China Renaissance Securities (Hong Kong) Limited, as representatives of the underwriters named therein, hereby certifies on behalf of the Company, that:

(1)                                 The undersigned is familiar with and has responsibility for the accounting, operations, records systems and internal controls of the Company.

(2)                                 The undersigned has participated in the preparation of the Registration Statement, the Pricing Prospectus and the Prospectus and has reviewed the disclosure in the Registration Statement, the Pricing Prospectus and the Prospectus.

(3)                                 The undersigned has performed the following procedures on the financial and operating information and data identified and circled by you in the [Pricing Prospectus]/[ Prospectus] attached hereto as Annex A:

(A)                               Compared the amount or ratio with a corresponding amount or ratio included in a schedule prepared by Company’s accounting personnel and derived from the Company’s accounting records and found them to be in agreement (giving effect to rounding where applicable), proved the arithmetic accuracy of such schedule, compared the amounts appearing in such schedule with the accounting records of the Company and found them to be in agreement (giving effect to rounding where applicable);

(B)                               Compared the operating data and other data to the corresponding data and other records maintained by the Company for the periods, or as of the dates, indicated and found such information to be in agreement (giving effect to rounding where applicable); or

(C)                               Compared the amount or percentage to, or computed the amount or percentage from, the corresponding data and other records maintained by the Company for the periods, or as of the dates, indicated and found such information to be in agreement (giving effect to rounding where applicable).

(4)                                 Based on the procedures outlined above in paragraph 3, the undersigned has no reason to believe that any of the circled financial and operating information and data in Annex A is not true or accurate.

Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Underwriting Agreement.  This certificate is to assist the Underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the Offering.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has signed his name as of the date first written above.

By:
Name:	Yilü (Oscar) Chen
Title:	Chief Financial Officer

ANNEX IV

Depositary Lock-Up Side Letter

[•], 2017

[•], as Depositary
[•]

Ladies and Gentlemen:

Reference is made to the deposit agreement dated as of [•], 2017 among Jianpu Technology Inc. (the “Company”), [•], as depositary (the “Depositary”), and all Holders and Beneficial Owners of the American depositary shares (“ADSs”) issued thereunder (the “Deposit Agreement”). Any capitalized term used, but not defined herein shall have the meaning ascribed to it in the Deposit Agreement.

Pursuant to the Deposit Agreement, the Company hereby instructs the Depositary, and the Depositary agrees, for a period beginning from [•], 2017, which is the date of the prospectus in relation to the public offering of the ADSs (for which Goldman Sachs (Asia) L.L.C., Morgan Stanley & Co. International plc, J.P. Morgan Securities LLC and China Renaissance Securities (Hong Kong) Limited are acting as representatives (the “Representatives”) of the underwriters), and continuing to and including the date 180 days thereafter (the “Lock-Up Period”), not to accept any deposit of any ordinary shares (the “Shares”) in the Company’s ADS facility, or issue any new ADSs (whether certificated or uncertificated) evidencing any deposit of Shares or take any measures to establish any additional ADS facility for any other securities relating to the Company. For avoidance of doubt, this depositary letter shall not affect the right of ADS holders to cancel their ADSs, withdraw the underlying Shares and/or re-deposit Shares pursuant to the General Instructions of Form F-6.

This depositary side letter shall terminate upon the expiration of the Lock-Up Period, or upon any further written instructions from the Company (with a copy to the Representatives) which written instruction shall not be provided without the prior written consent of the Representatives, whichever is later.

The Company confirms that this depositary side letter shall not be amended or revoked without the prior written consent of the Representatives.

[Signature page follows]

Jianpu Technology Inc.

By:
Name:	Yilü (Oscar) Chen
Title:	Chief Financial Officer